ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Unconstrained Fixed Income Fund

(the “Fund”)

Supplement dated August 28, 2019 to the Fund’s Summary Prospectus dated February 28, 2019 and Prospectus dated February 28, 2019, as supplemented to date

On June 24, 2019, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen Global Unconstrained Fixed Income Fund to the Aberdeen Global Absolute Return Strategies Fund (“GARSTM Fund”) and a change to the Fund’s investment objective, principal investment strategies, 80% investment policy, expense limitation agreement and distribution frequency, with such changes to take effect as of  the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about November 15, 2019 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from a credit-focused strategy investing 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities to a strategy that includes equity and fixed-income securities, derivative and other instruments, including cash and cash equivalents. The Fund will be managed by the investment adviser’s global multi-asset team instead of the investment adviser’s global fixed income team. Although the Fund currently invests in derivatives instruments, its use of derivatives instruments is expected to increase in connection the change in investment strategy and the Fund’s investment adviser will be subject to registration as a “commodity pool operator” and  regulatory requirements under applicable CFTC rules with respect to the Fund.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy. In connection therewith, the Fund expects to experience approximately 100% portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.40%. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

In addition, under some market conditions, the realignment of the Fund’s portfolio could put downward pressure on the market value of the Fund’s securities and, thus, reduce both the NAV and the proceeds from the sale of such securities. The realignment may result in the premature disposition of portfolio investments, which could impact the Fund’s performance and result in tax costs. The market impact cannot be estimated as it depends on market conditions at the time of the realignment.

As of the Effective Date, the Fund’s expense limitation agreement will be amended to reduce the expense limit applicable to all classes of the Fund from 0.85% to 0.65% until at least February 28, 2021.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Name and Investment Objective Changes

On the Effective Date, the Fund’s name will change from the Aberdeen Global Unconstrained Fixed Income Fund to the Aberdeen Global Absolute Return Strategies Fund (the “GARSTM Fund”), and the Fund’s non-fundamental investment objective will change from “seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income and capital appreciation” to “seeks long term total return”.

Expense Limitation Reduction and Extension

The Trust and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the “Adviser”) have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 0.85% for all classes of the Fund. On the Effective Date, this contractual limit will be lowered to 0.65% for all classes of the Fund and will be extended for a term not to end before February 28, 2021 without the approval of the independent trustees of the Board.

Distribution Frequency

As of the Effective Date, the Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually instead of quarterly.

Principal Investment Strategy Principal Risk Changes

On the Effective Date, the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities will be eliminated. The Fund will be transitioned to a principal strategy under which it will invest in equity and fixed-income securities, derivative and other instruments, including cash and cash equivalents.

On the Effective Date, the following will replace the section “Principal Strategies” in the Fund’s Summary Prospectus beginning on page 2 and the section entitled “Summary—Aberdeen Global Unconstrained Fixed Income Fund—Principal Strategies” in the Prospectus beginning on page 69:

The GARSTM Fund may use an extensive range of investment strategies and invest in a wide spectrum of equity and fixed-income securities and derivative instruments in pursuing its investment objective. The GARSTM Fund may invest in equity and fixed-income securities of companies and government and supranational entities around the world, including in emerging markets. The GARSTM Fund is not subject to any maturity, market capitalization, or credit quality restrictions and may invest in high-yield below-investment-grade bonds (junk bonds) without limitation. The GARSTM Fund may invest in securities of any market sector and may hold a significant amount of securities of companies within a single sector.

Under normal market conditions, the GARSTM Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser, in which case the GARSTM Fund would invest at least 30%) in non-U.S. issuers.  A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the GARSTM Fund invests in securities from at least three different countries.

The GARSTM Fund also invests extensively in derivative instruments, which may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, or indexes. Derivatives, including futures, options, swaps (including credit default and variance swaps), and foreign currency forward contracts, may be used for both investment and hedging purposes.

The Adviser seeks to maximize risk-adjusted absolute return by using multiple strategies across listed equity, equity-related, and debt securities, derivatives, or other instruments as part of a diversified global portfolio. These strategies include exploiting market cyclicality and a diverse array of inefficiencies across and within global markets.

The Adviser manages the GARSTM Fund’s investment strategies dynamically over time and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. The GARSTM Fund also may hold cash or invest its cash balances in cash equivalents and short-term investments, including money market funds.

On the Effective Date, the risk factors “Asset Backed Securities,” “Mortgage-Related Securities Risk,” “Financials Sector Risk” and “Variable and Floating Rate Securities Risk” will be removed from the section entitled “Principal Risks” in the Summary Prospectus beginning on page 4 and the section entitled “Summary — Aberdeen Global Unconstrained Fixed Income Fund — Principal Risks” in the Prospectus beginning on page 71.

On the Effective Date, the following risk factors will be added in alphabetical order in the section entitled “Principal Risks” in the Summary Prospectus beginning on page 4 and the section entitled “Summary — Aberdeen Global Unconstrained Fixed Income Fund — Principal Risks” in the Prospectus beginning on page 71:

Absolute Return Strategy Risk - Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Equity-Linked Securities Risk — The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates of participation, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities are subject to equity securities risk. In addition, to the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. Equity-linked securities may also be subject to counterparty credit and liquidity risk.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

On the Effective Date, the second paragraph under the section entitled “Performance” in the Summary Prospectus beginning on page 6 and the section entitled “Summary — Aberdeen Global Unconstrained Fixed Income Fund — Performance” in the Prospectus on page 73 will be replaced with the following:

The Fund changed its investment objective and strategies effective November 15, 2019 and August 15, 2016.  Performance information for periods prior to November 15, 2019 and August 15, 2016 reflect different investment strategies.  In connection with the change in investment objective and strategy on November 15, 2019, the Fund changed its name from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen

Global Absolute Return Strategies Fund.  In connection with the change in investment objective and strategy on August 15, 2016, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.  In addition, the returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar.

Portfolio Management Changes

On the Effective Date, the table under the section entitled “Portfolio Managers” in the Summary Prospectus beginning on page 7 and the section entitled “Summary — Aberdeen Global Unconstrained Fixed Income Fund — Portfolio Managers” in the Prospectus on page 74 will be replaced with the following:

The GARSTM Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the GARSTM Fund:

Name	Title	Served on the Fund Since
Neil Richardson	Investment Director	2019
Katy Forbes	Investment Director	2019
Adam Rudd	Investment Director	2019
Scott Smith	Investment Director	2019
David Sol	Investment Director	2019

On the Effective Date, section entitled “Fund Management — Portfolio Management — Aberdeen Global Unconstrained Fixed Income Fund” in the Prospectus beginning on page 213 will be replaced with the following:

GARSTM Fund

The GARSTM Fund is managed by the Multi-Asset Team.  The Multi-Asset Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Katy Forbes, Investment Director (since September 2018)

Katy Forbes is an Investment Director in the Multi-Asset Investing team at Aberdeen Standard Investments. She is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team. She joined the Government bond team in 2008 as a secondary manager on the inflation-linked bond funds and was appointed primary manager of UK inflation-linked funds in 2010. Katy joined Standard Life Investments in 2001 holding various roles on the Treasury team and as Asset and

Liability Manager for Standard Life Bank. She holds a BSc (1st class honors) from the University of Edinburgh and is a CFA charterholder.

Neil Richardson, Investment Director (since September 2012)

Neil Richardson is an Investment Director at Aberdeen Standard Investments. Neil is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team and contributes to the asset allocation of other portfolios managed within the Multi-Asset Team. Neil joined Standard Life Investments in October 2011, initially placed in the Credit team and then transitioning to the Multi Asset Investment Team in 2012. Previously, Neil was Head of UK Equities at Ignis, heading a 9-strong team managing £8bn. Prior to that he spent 4 years at Citi on the Pan European Equities sales desk, where he was responsible for a large number of accounts, with widely differing investment styles. At Threadneedle his strong fundamental analytical abilities were recognised with his promotion to Head of Pan European Research. Neil graduated with a MA (Hons) in Modern History and Politics from the University of Edinburgh.

Adam Rudd, CFA®, Investment Director (since July 2013)

Adam Rudd is an Investment Director at Aberdeen Standard Investments. Adam is responsible for portfolio construction, strategy implementation, and idea generation. He is a member of the Strategic Investment Group which is responsible for approving ideas for use in all absolute return portfolios. Adam has been a member of the GARS portfolio management team since July 2013 and is the named fund manager for the GARS portfolios that require more intensive derivatives usage (Standard Life’s Staff Pension Scheme; the Strategic Investment Allocation portfolios managed for Standard Life Wealth; and the Integrated Liabilities-Plus Solution). Adam has been the portfolio manager for Standard Life Investments’ Tactical Asset Allocation overlay portfolio since November 2016. He is a member of the Multi-Asset Investing Global Investment Group which is responsible for making the tactical asset allocation decisions for multi-asset portfolios. And he is responsible for asset allocation within Standard Life’s UK Life, Irish Life and Irish Pension Assets. Previously, Adam worked at J.P. Morgan, where he was responsible for publishing equity derivatives research and investment ideas, both as a European Equity Derivatives Strategist in London (until 2010) and as a US Equity Derivatives Strategist in New York (until 2012). Adam graduated with a MA in Mathematics and Philosophy from the University of Edinburgh and is a CFA charterholder.

Scott Smith, CFA®, Investment Director (since September 2018)

Scott Smith is an Investment Director within Multi-Asset Fund Management at Aberdeen Standard Investments and is a member of the Strategic Investment Group and the GARS portfolio construction team. Scott is also responsible for ensuring that asset allocation views are expressed effectively and consistently across a range of internal and third party funds. Previous experience involved implementation and oversight of derivative-based absolute return strategies across the business. Scott joined Standard Life Investments in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Investing Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA Charterholder.

David Sol, Investment Director (since September 2018)

David Sol is an Investment Director in the Multi-Asset Team at Aberdeen Standard Investments and has contributed trade ideas in equities (long/short), credit, foreign exchange, volatility and rates. His trades are a combination of both fundamental and quantitative investment strategies. As a member of the Strategic Investment Group he supports the idea generation and selection process of the multi-asset business. David joined Standard Life Investments in 2010 from Ravenscourt Capital Partners where he worked on long-short credit hedge funds. Previously, David worked for Lehman Brothers’ Principal and Structured Finance business valuing equity and debt stakes in various European businesses and managing the financing and securitisation for transactions in Italy, the Netherlands and the UK. David started his career as a junior investment consultant at Mercer and Watson Wyatt.

Please retain this Supplement for future reference.